INVESCO INTERNATIONAL GROWTH FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-6463
SERIES NO.:         1

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $28,925
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                           $   183
           Class C                           $   760
           Class R                           $   918
           Class Y                           $29,610
           Class R5                          $25,891
           Class R6                          $ 4,443

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $0.3627
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                           $0.1485
           Class C                           $0.1485
           Class R                           $0.2903
           Class Y                           $0.4434
           Class R5                          $0.4783
           Class R6                          $0.5030

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                            82,079
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                               884
           Class C                             5,759
           Class R                             3,019
           Class Y                            90,737
           Class R5                           56,141
           Class R6                           10,789

74V.   1   Net asset value per share (to nearest cent)
           Class A                           $ 34.24
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                           $ 31.51
           Class C                           $ 31.55
           Class R                           $ 33.83
           Class Y                           $ 34.37
           Class R5                          $ 34.80
           Class R6                          $ 34.80

INVESCO GLOBAL SMALL & MID CAP GROWTH FUND                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-6463
SERIES NO.:         3

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $ 4,340
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                           $    31
           Class C                           $    59
           Class Y                           $   107
           Class R5                          $   264

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $0.1754
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                           $0.0395
           Class C                           $0.0395
           Class Y                           $0.2264
           Class R5                          $0.2600

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                            25,814
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                               635
           Class C                             1,629
           Class Y                               823
           Class R5                              602

74V.   1   Net asset value per share (to nearest cent)
           Class A                           $ 21.59
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                           $ 18.44
           Class C                           $ 18.46
           Class Y                           $ 21.66
           Class R5                          $ 21.55

INVESCO GLOBAL GROWTH FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-6463
SERIES NO.:         5

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $ 2,140
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                           $     5
           Class C                           $    16
           Class Y                           $    30
           Class R5                          $     9
           Class R6                          $     0

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $0.1999
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                           $0.0176
           Class C                           $0.0176
           Class Y                           $0.2799
           Class R5                          $0.3443
           Class R6                          $0.3445

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                            10,082
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                               192
           Class C                               891
           Class Y                               139
           Class R5                               36
           Class R6                                1

74V.   1   Net asset value per share (to nearest cent)
           Class A                           $ 31.21
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                           $ 29.04
           Class C                           $ 29.05
           Class Y                           $ 31.30
           Class R5                          $ 31.17
           Class R6                          $ 31.16

INVESCO ASIA PACIFIC GROWTH FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-6463
SERIES NO.:         9

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $ 4,577
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                           $    30
           Class C                           $   134
           Class Y                           $ 1,265

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $0.2769
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                           $0.0435
           Class C                           $0.0435
           Class Y                           $0.3556

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                            16,500
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                               472
           Class C                             3,077
           Class Y                             7,705

74V.   1   Net asset value per share (to nearest cent)
           Class A                           $ 33.43
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                           $ 31.15
           Class C                           $ 30.96
           Class Y                           $ 33.55

INVESCO EUROPEAN GROWTH FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-6463
SERIES NO.:         10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                              $ 5,989
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                              $    83
           Class C                              $   439
           Class R                              $   162
           Class Y                              $ 9,199
           Investor Class                       $ 2,331

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                              $0.4556
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                              $0.2504
           Class C                              $0.2504
           Class R                              $0.3849
           Class Y                              $0.5345
           Investor Class                       $0.4586

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                               14,228
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                  245
           Class C                                2,673
           Class R                                  434
           Class Y                               21,272
           Investor Class                         4,681

74V.   1   Net asset value per share (to nearest cent)
           Class A                              $ 37.50
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                              $ 35.01
           Class C                              $ 35.04
           Class R                              $ 37.33
           Class Y                              $ 37.62
           Investor Class                       $ 37.42

INVESCO INTERNATIONAL CORE EQUITY FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-6463
SERIES NO.:         11

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                              $   700
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                              $    22
           Class C                              $   119
           Class R                              $    29
           Class Y                              $    26
           Investor Class                       $   235
           Class R5                             $    68
           Class R6                             $ 1,303

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                              $0.1896
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                              $0.1073
           Class C                              $0.1073
           Class R                              $0.1623
           Class Y                              $0.2175
           Investor Class                       $0.1896
           Class R5                             $0.2582
           Class R6                             $0.2597

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                3,529
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                  143
           Class C                                  978
           Class R                                  164
           Class Y                                  136
           Investor Class                         1,111
           Class R5                                 275
           Class R6                               5,000

74V.   1   Net asset value per share (to nearest cent)
           Class A                              $ 11.37
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                              $ 11.38
           Class C                              $ 11.08
           Class R                              $ 11.38
           Class Y                              $ 11.56
           Investor Class                       $ 11.54
           Class R5                             $ 11.35
           Class R6                             $ 11.35

INVESCO GLOBAL OPPORTUNITIES FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-6463
SERIES NO.:         12

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $    52
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class C                           $     7
           Class R                           $     0
           Class Y                           $    27
           Class R5                          $     0
           Class R6                          $     0

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $0.0597
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class C                           $0.0439
           Class R                           $0.0544
           Class Y                           $0.0724
           Class R5                          $0.0724
           Class R6                          $0.0724

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                               754
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                               162
           Class R                                11
           Class Y                               197
           Class R5                                1
           Class R6                                1

74V.   1   Net asset value per share (to nearest cent)
           Class A                           $ 14.74
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                           $ 14.51
           Class R                           $ 14.67
           Class Y                           $ 14.81
           Class R5                          $ 14.81
           Class R6                          $ 14.81

INVESCO SELECT OPPORTUNITIES FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-6463
SERIES NO.:         13

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $    27
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class C                           $     2
           Class R                           $     1
           Class Y                           $    24
           Class R5                          $     0
           Class R6                          $     0

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $0.0678
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class C                           $0.0425
           Class R                           $0.0590
           Class Y                           $0.0837
           Class R5                          $0.0837
           Class R6                          $0.0837

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             1,488
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                               302
           Class R                                 9
           Class Y                             1,565
           Class R5                                1
           Class R6                                1

74V.   1   Net asset value per share (to nearest cent)
           Class A                           $ 14.55
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                           $ 14.35
           Class R                           $ 14.49
           Class Y                           $ 14.61
           Class R5                          $ 14.62
           Class R6                          $ 14.61